Exhibit 99.2

CAPMARK FINANCIAL GROUP INC.
(“CAPMARK”)

Financial Supplement

FIRST QUARTER 2009

Page #
Table of Contents
Notice and Forward-Looking Statement Disclosure	2
Property Type Diversification	3
Geographic Diversification	4
Loan Vintage	5
Funded Loans and Unfunded Commitments	6
Weighted Average Loan To Value	7
Non-Performing Assets	8
Loan Maturities	9
Loan Originations	10
Capmark’s Debt Ratings - Long Term and Short Term	11
Capmark’s Servicer Ratings	12
Capmark’s Global Servicing Portfolio	13
Capmark Investments’ Assets Under Management	14

Notice

All financial information included herein is unaudited.

The information should be read in conjunction with Capmark’s press release announcing its first quarter 2009 financial results issued May 15, 2009.  The information in this Financial Supplement is presented as of the respective dates set forth herein and Capmark disclaims any obligation to update this report after such dates.

Forward-Looking Statement Disclosure

Certain statements in this report may constitute forward-looking statements. These statements are based on management’s current expectations and beliefs but are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Capmark refers you to the documents that it files from time to time with the Securities and Exchange Commission, such as Capmark’s Forms 10-Q and 10-K which contain additional important factors that could cause its actual results to differ from its current expectations and from the forward-looking statements contained in this report.

Such forward-looking statements are made only as of the date of this release. Capmark expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Capmark’s expectations with regard thereto or changes in events, conditions, or circumstances on which any such statement is based.

# # # #

Property Type Diversification - Capmark’s Global Loan Portfolio(1)

Dollars in Millions

	Property Type Diversification
	December 31, 2006						December 31, 2007
Property Type	Capmark Bank Loan Portfolio(2)%		Capmark Non- Bank Loan Portfolio	%	Capmark Total Loan Portfolio	%	Capmark Bank Loan Portfolio(2)%		Capmark Non- Bank Loan Portfolio	%	Capmark Total Loan Portfolio	%

Multifamily	$709.6	20.0%	$1,843.0	22.6%	$2,552.6	21.8%	$1,317.8	20.8%	$1,503.3	18.0%	$2,821.1	19.2%
Retail	526.3	14.8	1,297.0	15.9	1,823.3	15.6	635.9	10.0	2,171.2	26.0	2,807.1	19.1
Office	662.1	18.6	2,298.2	28.2	2,960.3	25.3	1,428.4	22.4	1,616.1	19.3	3,044.5	20.7
Hospitality	741.1	20.9	646.2	7.9	1,387.3	11.8	1,238.4	19.5	311.3	3.7	1,549.7	10.5
Healthcare	568.6	16.0	546.3	6.7	1,114.9	9.5	1,088.9	17.2	481.4	5.8	1,570.3	10.7
Mixed-Use(3),(4)	342.9	9.7	1,525.9	18.7	1,868.8	16.0	101.5	1.6	1,319.5	15.8	1,421.0	9.7
Other
Industrial							87.5	1.4	123.3	1.5	210.8	1.4
Land							136.7	2.2	273.8	3.2	410.5	2.8
Condominium		See note 4					35.0	0.6	198.8	2.4	233.8	1.6
Golf Course							271.8	4.3	11.0	0.1	282.8	1.9
All Other							1.7	0.0	350.9	4.2	352.6	2.4

Total	$3,550.6	100.0%	$8,156.6	100.0%	$11,707.2	100.0%	$6,343.6	100.0%	$8,360.6	100.0%	$14,704.2	100.0%

Dollars in Millions

	Property Type Diversification
	December 31, 2008						March 31, 2009
Property Type	Capmark Bank Loan Portfolio(2)%		Capmark Non- Bank Loan Portfolio	%	Capmark Total Loan Portfolio	%	Capmark Bank Loan Portfolio(2)%		Capmark Non- Bank Loan Portfolio	%	Capmark Total Loan Portfolio	%

Multifamily	$1,423.9	17.7%	$943.6	22.2%	$2,367.5	19.3%	$1,644.7	19.7%	$717.5	19.6%	$2,362.2	19.7%
Retail	680.3	8.5	626.6	14.8	1,306.9	10.6	691.2	8.3	585.3	16.0	1,276.5	10.6
Office	1,788.0	22.2	747.4	17.6	2,535.4	20.6	1,780.0	21.4	638.8	17.4	2,418.8	20.2
Hospitality	1,921.0	23.9	227.1	5.4	2,148.1	17.5	1,954.9	23.5	224.2	6.1	2,179.1	18.2
Healthcare	1,365.7	17.0	334.3	7.9	1,700.0	13.8	1,335.1	16.0	275.5	7.5	1,610.6	13.4
Mixed-Use(3)	163.1	2.0	645.2	15.2	808.3	6.6	232.5	2.8	528.0	14.4	760.5	6.3
Other
Industrial	110.0	1.4	137.2	3.2	247.2	2.0	112.7	1.3	101.8	2.8	214.5	1.8
Land	96.1	1.2	291.6	6.9	387.7	3.2	96.6	1.2	263.5	7.2	360.1	3.0
Condominium	36.0	0.4	154.2	3.6	190.2	1.6	35.0	0.4	160.4	4.4	195.4	1.6
Golf Course	308.2	3.8	—	—	308.2	2.5	309.0	3.7	—	—	309.0	2.6
All Other	152.5	1.9	134.9	3.2	287.4	2.3	138.0	1.7	170.1	4.6	308.1	2.6

Total	$8,044.8	100.0%	$4,242.1	100.0%	$12,286.9	100.0%	$8,329.7	100.0%	$3,665.1	100.0%	$11,994.8	100.0%

(1)

Capmark’s loan portfolio consists of all loans (held for investment before allowance for loan losses and held for sale net of mark to market adjustments) reflected on Capmark’s consolidated balance sheet.

(2)	Capmark Bank loans consist only of loans owned by Capmark Bank, our Utah industrial bank subsidiary.
(3)	“Mixed-use” consists of loans secured by properties with more than one commercial real estate property type and loans secured by pools of mixed property types.
(4)	As of December 31, 2006, “Mixed Use” includes the property types included in the “Other” heading.

Geographic Diversification - Capmark’s Global Loan Portfolio (1)

Dollars in Millions

Geographic Diversification

	December 31, 2006
Location	Capmark Bank Loan Portfolio(2)%		Capmark Non- Bank Loan Portfolio	%	Capmark Total Loan Portfolio	%

Southern California	$488.2	13.8%	$687.7	8.4%	$1,175.9	10.0%
Metropolitan NY	147.6	4.2	273.4	3.4	421.0	3.6
Washington DC	111.8	3.1	235.7	2.9	347.5	3.0
Boston MA	189.4	5.3	102.0	1.3	291.4	2.5
Phoenix AZ	91.9	2.6	194.5	2.4	286.4	2.4
London	—	0.0	276.1	3.4	276.1	2.4
Dallas TX	92.1	2.6	166.5	2.0	258.6	2.2
Other - North America	2,429.6	68.4	2,761.6	33.8	5,191.2	44.3
Europe - Other	—	—	2,547.3	31.2	2,547.3	21.8
Asia	—	—	911.8	11.2	911.8	7.8

Total	$3,550.6	100.0%	$8,156.6	100.0%	$11,707.2	100.0%

	December 31, 2007
Location	Capmark Bank Loan Portfolio(2)%		Capmark Non- Bank Loan Portfolio	%	Capmark Total Loan Portfolio	%

Southern California	$612.5	9.7%	$549.5	6.6%	$1,162.0	7.9%
Metropolitan NY	411.2	6.5	256.6	3.0	667.8	4.5
Phoenix AZ	265.4	4.1	307.7	3.7	573.1	3.9
Washington DC	263.6	4.1	279.3	3.3	542.9	3.7
Dallas TX	305.8	4.8	158.6	1.9	464.4	3.2
Atlanta GA	255.1	4.0	155.4	1.9	410.5	2.8
Philadelphia PA	314.4	5.0	67.0	0.8	381.4	2.6
Other - North America	3,915.6	61.8	2,740.0	32.8	6,655.6	45.3
Europe	—	—	3,036.4	36.3	3,036.4	20.6
Asia	—	—	810.1	9.7	810.1	5.5

Total	$6,343.6	100.0%	$8,360.6	100.0%	$14,704.2	100.0%

Dollars in Millions

Geographic Diversification

	December 31, 2008
Location	Capmark Bank Loan Portfolio(2)%		Capmark Non- Bank Loan Portfolio	%	Capmark Total Loan Portfolio	%

Southern California	$689.0	8.6%	$372.5	8.8%	$1,061.5	8.7%
Metropolitan NY	490.4	6.1	250.6	5.9	741.0	6.0
Phoenix AZ	339.5	4.2	286.1	6.7	625.6	5.1
Washington DC	331.5	4.1	281.1	6.6	612.6	5.0
Dallas TX	414.8	5.2	80.3	1.9	495.1	4.0
Chicago IL	403.6	5.0	44.8	1.1	448.4	3.6
San Francisco CA	397.4	4.9	27.2	0.6	424.6	3.5
Other - North America	4,978.6	61.9	1,622.2	38.3	6,600.8	53.7
Europe	—	—	483.1	11.4	483.1	3.9
Asia	—	—	794.2	18.7	794.2	6.5

Total	$8,044.8	100.0%	$4,242.1	100.0%	$12,286.9	100.0%

	March 31, 2009
Location	Capmark Bank Loan Portfolio(2)%		Capmark Non- Bank Loan Portfolio	%	Capmark Total Loan Portfolio	%

Southern California	$748.8	9.0%	$349.8	9.5%	$1,098.6	9.2%
Metropolitan NY	483.8	5.8	238.0	6.5	721.8	6.0
Phoenix AZ	356.9	4.3	237.9	6.5	594.8	5.0
Washington DC	509.2	6.1	267.5	7.3	776.7	6.5
Dallas TX	425.6	5.1	69.5	1.9	495.1	4.1
Chicago IL	423.9	5.1	42.5	1.1	466.4	3.9
San Francisco CA	400.4	4.8	25.4	0.7	425.8	3.5
Other - North America (3)	4,981.1	59.8	1,427.8	39.0	6,408.9	53.4
Europe (4)		—	405.1	11.1	405.1	3.4
Asia		—	601.6	16.4	601.6	5.0

Total	$8,329.7	100.0%	$3,665.1	100.0%	$11,994.8	100.0%

(1)   Capmark’s loan portfolio consists of all loans (held for investment before allowance for loan losses and held for sale net of mark to market adjustments) reflected on Capmark’s consolidated balance sheet.

(2)   Capmark Bank loans consist only of loans owned by Capmark Bank, our Utah industrial bank subsidiary.

(3)   No one location represents more than 3.4% of the total portfolio.

(4)   Non-Bank amount includes $182.6 million of assets related to certain securitizations that are required under GAAP rules to be consolidated on Capmark’s balance sheet.

Loan Vintage - Capmark’s Global Loan Portfolio (1)

Dollars in Millions

	Loan Diversification by Origination Vintage
Vintage Year	December 31, 2008 Loan Portfolio	%	March 31, 2009 Loan Portfolio	%
2009	$—	—%	$516.9	4.3%
2008	1,979.1	16.0	1,796.2	15.0
2007	6,580.6	53.6	6,367.1	53.1
2006	2,557.0	20.8	2,352.0	19.6
2005	634.7	5.2	532.2	4.4
2004	121.9	1.0	120.1	1.0
2003 & Prior	108.3	0.9	73.7	0.6
Acquired Non-Performing Loans (2)	305.3	2.5	236.6	2.0
Totals	$12,286.9	100.0%	$11,994.8	100.0%

(1)

Capmark’s loan portfolio consists of all loans (held for investment before allowance for loan losses and held for sale net of mark to market adjustments) reflected on Capmark’s consolidated balance sheet.

(2)	Acquired non-performing loans are not assigned a vintage year.

Summary of Funded Loans / Unfunded Commitments - Capmark’s Global Loan Portfolio (1)

Dollars in Millions

	Portfolio as of March 31, 2009				Unfunded Commitment
	Capmark Total Loan Portfolio	% of Funded Total	Unfunded Commitment	Total Potential Exposure	as of December 31, 2008

Capmark Bank Loans(2)
Agency (FNMA/FHLMC/FHA)	$411.5	4.9%	$80.7	$492.2	$19.6
Construction	1,055.4	12.7	449.9	1,505.3	626.2
Property Type(3)
Office	1,672.0	20.1	267.9	1,939.9	317.2
Multifamily	1,128.3	13.5	71.7	1,200.0	84.3
Retail	474.6	5.7	61.9	536.5	78.4
All Other	3,587.9	43.1	104.3	3,692.2	119.1

Total Capmark Bank Loans	$8,329.7	100.0%	$1,036.4	$9,366.1	$1,244.8

Non-Capmark Bank Loans
Agency (FNMA/FHLMC/FHA)	$66.4	1.8%	$352.3	$418.7	$194.4
Construction	290.2	7.9	89.6	379.8	191.6
Property Type(3)
Office	638.8	17.4	46.3	685.1	71.7
Multifamily	632.5	17.3	12.5	645.0	48.3
Retail	563.9	15.4	12.3	576.2	14.9
All Other	1,473.3	40.2	165.5	1,638.8	214.4

Total Non-Capmark Bank Loans	$3,665.1	100.0%	$678.5	$4,343.6	$735.3

Total Capmark Loans
Agency (FNMA/FHLMC/FHA)	$477.9	4.0%	$433.0	$910.9	$214.0
Construction	1,345.6	11.2	539.5	1,885.1	817.8
Property Type(3)
Office	2,310.8	19.3	314.2	2,625.0	388.9
Multifamily	1,760.8	14.7	84.2	1,845.0	132.6
Retail	1,038.5	8.6	74.2	1,112.7	93.3
All Other	5,061.2	42.2	269.8	5,331.0	333.5

Total Capmark Loans	$11,994.8	100.0%	$1,714.9	$13,709.7	$1,980.1

Dollars in Millions

Loan Portfolio (1)	Total Unfunded Commitment

March 31, 2009	$1,714.9

December 31, 2008	$1,980.1

September 30, 2008	$2,566.3

June 30, 2008	$2,948.8

March 31, 2008	$3,599.9

(1)

Capmark’s loan portfolio consists of all loans (held for investment before allowance for loan losses and held for sale net of mark to market adjustments) reflected on Capmark’s consolidated balance sheet.

(2)	Capmark Bank loans consist only of loans owned by Capmark Bank, our Utah industrial bank subsidiary.
(3)	Property types for Agency and Construction loans are not presented in this table. For more information on property type diversification see page 3.

Weighted Average Loan To Value - Capmark’s Global Loan Portfolio

	December 31,		March 31,
Loan To Value (LTV) statistics(1)	2007	2008	2009

WA Loan to Value (%) - Capmark Non-Bank Loan Portfolio	73.9%	77.4%	80.9%
WA Loan to Value (%) - Capmark Bank Loan Portfolio	66.2%	67.6%	71.2%
WA Loan to Value (%) - All Loans	70.4%	70.4%	73.7%

(1)  LTV is determined for the performing loan portfolio, where the collateral values that are used for determination of weighted average LTV are derived from appraisals at the time of the origination of a loan or any subsequent appraisal ordered and received by Capmark.   For property-repositioning and construction financings, the LTV percentages are typically based on the total commitment amount inclusive of future funding and a projected, appraised future stabilized value.

Non-Performing Assets - Capmark’s Global Loan Portfolio

Non-Performing Asset Statistics

Dollars in Millions

	December 31,			March 31,
Non-Performing Assets (1)	2006	2007	2008	2009

Number of Assets	21	22	62	92
Gross Asset Value (2)	$214.5	$259.3	$877.4	$1,604.1
Basis adjustments before allowance for loan losses (3)	(52.6)	(50.9)	(112.0)	(334.1)
Specifically assigned allowance for loan losses	(55.5)	(6.9)	(50.1)	(106.1)
Carrying value	$106.4	$201.5	$715.3	$1,163.9
Ratio of non-performing assets to total loans and foreclosed real estate (4)	0.9%	1.4%	5.8%	9.7%
Carrying value as a percentage of total assets	0.5%	0.9%	3.5%	5.5%

Capmark’s historic loss severity on resolved non-performing loans from 2003 through March 31, 2009 was 34.2%.

(1) Non-performing assets consist of loans on non-accrual status, real estate acquired through foreclosure upon default of a related loan and non-performing equity investments for which Capmark does not consolidate the entity that holds a foreclosed real estate asset.  Loans on non-accrual status exclude any loans that were on non-accrual status at the time they were acquired for investment purposes.

(2) Gross asset value represents the unpaid principal balance of non-accrual loans, the carrying value of foreclosed real estate at the time of foreclosure and the carrying value of non-performing equity investments.

(3) Basis adjustments include valuation allowances and other discounts to carrying value, before deducting the allowance for loan losses.

(4) This ratio represents our ‘‘Non-Performing Assets’’ divided by our total loans (performing and non-performing) and real estate acquired through foreclosure on originated loans as of that period.

Loan Maturity - Capmark’s Global Loan Portfolio(1)

Loan Maturity by Fiscal Quarter

	Maturing Loans		Maturing Loans with Built-in Extension Options (2)		% of Total with Extension Options (3)
Dollars in Millions	Bank	Non Bank	Bank	Non Bank	Bank	Non Bank

Q2 2009	$672.0	$317.6	$129.7	$49.8	19.3%	15.7%
Q3 2009	303.8	378.2	125.1	124.0	41.2%	32.8%
Q4 2009	423.1	403.4	198.7	172.0	47.0%	42.6%
Q1 2010	1,032.7	476.7	420.0	189.0	40.7%	39.6%
Total	$2,431.6	$1,575.9	$873.5	$534.8	35.9%	33.9%

(1) Capmark’s global loan portfolio consists of all loans (held for investment before allowance for loan losses and held for sale net of mark to market adjustments) reflected on Capmark’s consolidated balance sheet.

(2) Represents current loan maturity date.  Certain of these loans contain built-in extension options and therefore may have a final maturity date that is later than what is reflected in the table and extends beyond Q1 2010.

(3) Built-in extension options contain performance conditions that may not be achieved at current loan maturity date and therefore such extensions may not be available to the borrower.

Loan Origination - Capmark’s Global Loan Portfolio

The following table presents information concerning the volume of loans originated by Capmark by type of lending during the periods indicated.

Loan Origination Statistics

Dollars in Millions

	Year Ended December 31,
	2006		2007		2008
Lending Type	Loan Commitment Amount	%	Loan Commitment Amount	%	Loan Commitment Amount	%

Capmark Bank (US Only)	$4,962.7	16.6%	$8,928.2	30.6%	$1,768.8	16.9%
Capmark Non-Bank(1)	11,904.8	39.9	7,551.3	25.8	381.6	3.6
GSE and Agency Lending	3,316.5	11.1	5,535.2	18.9	5,751.0	54.9
Third-Party	9,681.2	32.4	7,208.2	24.7	2,573.0	24.6

Total	$29,865.2	100.0%	$29,222.9	100.0%	$10,474.4	100.0%

Dollars in Millions

	Quarter Ended March 31,
	2008		2009
Lending Type	Loan Commitment Amount	%	Loan Commitment Amount	%

Capmark Bank (US Only)	$584.6	21.8%	$12.6	1.3%
Capmark Non-Bank(1)	196.5	7.3	34.9	3.7
GSE and Agency Lending	1,253.9	46.8	730.1	77.1
Third-Party	646.2	24.1	169.8	17.9

Total	$2,681.2	100.0%	$947.4	100.0%

(1)	Capmark Non-bank includes all Capmark loan originations other than loans categorized as GSE and Agency Lending and originations by Capmark Bank, our Utah industrial bank subsidiary.

Capmark’s Debt Ratings - Long Term And Short Term

The following table presents the credit ratings and ratings outlook assigned to our unsecured indebtedness by Moody’s Investors Service (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) and Fitch Ratings (“Fitch”) as of the date of this report. Credit ratings are opinions of a rated entity’s ability to meet its ongoing obligations. Credit ratings are not recommendations to buy, sell or hold securities and are subject to revision or withdrawal at any time by the assigning rating agency. Each agency’s rating should be evaluated independently of any other agency’s rating.

Ratings as of May 14, 2009

Long-Term Senior Unsecured Debt Ratings

	Rating	Outlook

Standard & Poor’s	B-	Developing

Moody’s	Caa1	Negative

Fitch Ratings	B-	Negative

Short-Term Debt Ratings

	Rating	Outlook

Standard & Poor’s (1)	—	—

Moody’s (1)	—	—

Fitch Ratings	B	Negative

(1)  Moody’s and Standard & Poor’s do not rate our short term debt

Capmark’s Servicer Ratings

Ratings as of May 14, 2009

		Rating	Outlook

U.S. primary servicing
(1)	Standard & Poor’s	Strong	Negative
	Fitch Ratings	CPS2-	Negative
(2)	DBRS	Superior	—

U.S. master servicing
(1)	Standard & Poor’s	Strong	Negative
	Fitch Ratings	CMS3-	Negative
(2)	DBRS	Superior	—

U.S. special servicing
(1)	Standard & Poor’s	Strong	Negative
	Fitch Ratings	CSS2-	Negative
(2)	DBRS	Not Rated	—

U.K. / Ireland primary servicing
(1)	Standard & Poor’s	Strong	Negative
	Fitch Ratings	CPS2+	Negative
(2)	DBRS	Superior	—

U.K. / Ireland special servicing
(1)	Standard & Poor’s	Strong	Negative
	Fitch Ratings	CSS2	Negative
(2)	DBRS	Not Rated	—

(1)  “Strong” is the highest of five ratings given by S&P to servicing companies.

(2)  “Superior” is the highest of four ratings given by DBRS to servicing companies.

Capmark’s Global Servicing Portfolio

	December 31,
	2006		2007		2008
Dollars in Millions	# of Loans	UPB	# of Loans	UPB	# of Loans	UPB
Servicing Portfolio
Master / Primary / Special	13,881	$57,888	12,797	$75,779	10,643	$69,908
Master / Primary	38,716	215,400	37,381	261,175	35,286	$266,832
Special	5,529	37,620	4,994	34,776	3,800	$25,385

Total	58,126	$310,908	55,172	$371,730	49,729	$362,125

Originated	9,551	$80,290	9,514	$91,927	9,432	$93,261
Acquired	28,540	187,536	27,100	234,163	22,983	$216,302
Contracted	20,035	43,082	18,558	45,640	17,314	$52,562

Total	58,126	$310,908	55,172	$371,730	49,729	$362,125

	March 31,
	2008		2009
Dollars in Millions	# of Loans	UPB	# of Loans	UPB
Servicing Portfolio
Master / Primary / Special	12,517	$79,537	10,147	$67,172
Master / Primary	37,019	265,299	35,111	263,316
Special	4,805	35,344	2,926	20,980

Total	54,341	$380,180	48,184	$351,468

Originated	9,567	$93,191	9,369	$91,137
Acquired	25,773	239,757	22,020	207,227
Contracted	19,001	47,232	16,795	53,104

Total	54,341	$380,180	48,184	$351,468

Capmark Investments’ Assets Under Management

	December 31,			March 31,
Dollars in Millions (1)	2006	2007	2008	2009

Proprietary Investments:
Real estate equity	$232.1	$191.8	$170.2	$135.9
CMBS: below investment grade	224.7	76.5	32.4	28.5
CMBS: investment grade	19.3	8.8	20.8	31.5
ABS	34.4	2.6	—	—
Whole loans	48.2	47.5	56.2	57.2
Mezzanine debt	—	64.4	67.7	66.9
Commercial discount loans	—	5.5	3.6	—
CDOs	65.9	66.9	32.0	25.8
Funds invested in real estate equity	286.1	422.2	326.7	263.1
Funds invested in real estate debt instruments	78.9	100.1	62.0	55.2

Subtotal Proprietary Investments	989.6	986.3	771.6	664.1

Third Party Investments	8,799.3	9,328.2	8,186.3	7,807.9

Total Assets Under Management	$9,788.9	$10,314.5	$8,957.9	$8,472.0

Number of Clients	33	35	30	30

(1)   Amounts are subject to change based on the receipt of financial information for the underlying investments subsequent to the completion of our financial reports for the applicable period.